April 28, 2026
Summary Prospectus

Vanguard Growth ETF
Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard Growth Index Fund ETF Shares (VUG)
The Fund’s statutory Prospectus and Statement of Additional Information dated April 28, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard Growth ETF, an exchange-traded share class of Vanguard Growth Index Fund (the “Fund”), seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.03%
1
The expense information shown in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$3	$10	$17	$39
This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the CRSP US Large Cap Growth Index (the “Target Index”), a broadly diversified index made up of the growth stocks of large U.S. companies, as determined by the index provider. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.

The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. In addition, the Fund could become concentrated in an industry or group of industries if the Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.

• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the index provider or by errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Nondiversification. By tracking its broad-based Target Index, the Fund could become nondiversified, as defined under the Investment Company Act of 1940, due to events such as an index rebalance or market movement. The performance of nondiversified funds may be negatively impacted by relatively few securities or even a single security and their shares may experience significant fluctuations in value.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• Information Technology Sector. As of the Fund’s most recent fiscal year end, stocks of companies within the IT sector made up a significant portion of the Target Index. As a result, the performance of the Target Index, and therefore the performance of the Fund, may be impacted by the general condition of the IT sector.
• ETF Share Trading. Vanguard ETF Shares (“ETF Shares”) are an exchanged-traded class of shares issued by certain Vanguard funds that represent an interest in the portfolio of securities held by the issuing fund. The Fund’s ETF Shares are listed for trading on NYSE Arca and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF Share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF Shares (including through a trading halt), as well as other factors, may result in ETF Shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard Growth Index Fund ETF Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	29.04%	June 30, 2020
Lowest	-22.42%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Vanguard Growth Index Fund ETF Shares
Based on NAV
Return Before Taxes	19.44%	14.63%	17.45%
Return After Taxes on Distributions	19.31	14.48	17.20
Return After Taxes on Distributions and Sale of Fund Shares	11.58	11.75	14.85
Based on Market Price
Return Before Taxes	19.40	14.62	17.45
CRSP US Large Cap Growth Index (reflects no deduction for fees, expenses, or taxes)	19.48%	14.67%	17.49%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Aaron Choi, CFA, Portfolio Manager at VPM. He has co-managed the Fund since 2025.
Gerard C. O’Reilly, Principal of Vanguard and Portfolio Manager at VPM. He has managed the Fund since 1994 (co-managed since 2016).
Jena Stenger, Portfolio Manager at VPM. She has co-managed the Fund since 2025.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (creation units), typically in exchange for baskets of securities.
An investor in ETF Shares may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information about the Fund and its ETF Shares, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
Center for Research in Security Prices, LLC (CRSP®) and its third-party suppliers have exclusive proprietary rights in the CRSP® Index Data, which has been licensed for use by Vanguard but is and shall remain valuable intellectual property owned by, and/or licensed to, CRSP®. The Vanguard Funds are not sponsored, endorsed, sold or promoted by CRSP®, The University of Chicago, or The University of Chicago Booth School of Business and neither CRSP®, The University of Chicago, or The University of Chicago Booth School of Business, make any representation regarding the advisability of investing in the Vanguard Funds.
Vanguard Growth Index Fund ETF Shares—Fund Number 967
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 967 042026